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                                                                   Exhibit 10.27



            FOURTH LOAN MODIFICATION AGREEMENT TO EQUIPMENT LOAN AND
            SECURITY AGREEMENT DATED JANUARY 31, 2002 AND FIFTH LOAN
             MODIFICATION AGREEMENT TO REVOLVING LOAN AND SECURITY
          AGREEMENT DATED MARCH 19, 2002 AND SECOND LOAN MODIFICATION
            AGREEMENT TO EQUIPMENT LOAN AND SECURITY AGREEMENT DATED
                               SEPTEMBER 30, 2002

     This Loan Modification Agreement is entered into as of April __, 2003, by and between Stereotaxis, Inc. ("Borrower") whose address is 4041 Forest Park Avenue, St. Louis, Missouri 63108 and Silicon Valley Bank ("Bank") whose address is 3003 Tasman Drive, Santa Clara, CA 95054, with a loan production office at 230 West Monroe, Suite 730, Chicago, Illinois 60606.

1. DESCRIPTION OF EXISTING INDEBTEDNESS; Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, an Equipment Loan and Security Agreement in the principal amount of $2,000,000, dated as of January 31, 2002, as may be amended from time to time (the "First Equipment Loan"), a Revolving Loan and Security Agreement in the principal amount of $2,000,000, dated as of March 19, 2002, as may be amended from time to time (the "Revolving Loan,"), and an Equipment Loan and Security Agreement in the principal amount of $1,000,000, dated as of September 30, 2002, as may be amended from time to time (the "Second Equipment Loan" and together with the First Equipment Loan and the Revolving Loan, collectively the "Financing Agreements"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Financing Agreements.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Financing Agreements.

Hereinafter, the above-described security documents, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

   A. Modifications to Financing Agreements.

      The Financing Agreements are hereby amended, as more specifically described herein, to provide for a CHANGE in (1) the Committed Revolving Line, (2) the Revolving Maturity Date, (3) certain affirmative covenants, and (4) the Borrowing Base.


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B.   Modifications to Financing Agreements.

     1. SECTION 2.4.1(b) OF THE REVOLVING LOAN is hereby amended by adding the following to the end of the subsection:

          In the event the Borrower terminates this Agreement before expiration of the Revolving Maturity Date, a termination fee of .10% of the principal amount outstanding under all Credit Extensions will be due and payable.

     2. SECTION 6.11 OF THE FIRST EQUIPMENT LOAN EQUITY FINANCING/IPO, is hereby amended by deleting the subsection in full and substituting the following:

          Equity Financing. Borrower shall obtain new equity financing of at least $16,750,000 on a cumulative basis by September 30, 2004, portions of which shall be obtained in the amounts, and by the dates, set forth as follows: Borrower shall (a) have closed on a cumulative total of new equity financing of at least $6,750,000 by August 31, 2003; and (b) have closed on a cumulative total of new equity financing at least $16,750,000 by September 30, 2003. New equity financings include any and all new equity funds received after March 1, 2003.

     3. SECTION 6.11 OF THE SECOND EQUIPMENT LOAN EQUITY FINANCING/IPO, is hereby amended by deleting the subsection in full and substituting the following:

     Equity Financing. Borrower shall obtain new equity financing of at least $16,750,000 on a cumulative basis by September 30, 2004, portions of which shall be obtained in the amounts, and by the dates, set forth as follows:
     Borrower shall (a) have closed on a cumulative total of new equity financing of at least $6,750,000 by August 31, 2003; and (b) have closed on a cumulative total of new equity financing at least $16,750,000 by September 30, 2003. New equity financings include any and all new equity funds received after March 1, 2003.


     4. SECTION 6.11 OF THE REVOLVING LOAN EQUITY FINANCING/IPO, is hereby amended by deleting the subsection in full and SUBSTITUTING the following:

     Equity Financing. Borrower shall obtain new equity financing of at least $16,750,000 on a cumulative basis by September 30, 2004, portions of which shall be obtained in the amounts, and by the dates, set forth as follows:
     Borrower shall (a) have closed on a cumulative total of new equity financing of at least $6,750,000 by August 31, 2003; and (b) have closed on a cumulative total of new equity financing at least $16,750,000 by September 30, 2003. New equity financings include any and all new equity funds received after March 1, 2003.



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               5. SECTION 13 OF THE REVOLVING LOAN DEFINITIONS, is hereby amended by amending the definition of "BORROWING BASE" by deleting the last sentence and substituting the following:

                    Notwithstanding the foregoing, (a) outstanding Advances
               shall not exceed $800,000 for Eligible Accounts from a single account debtor, and (b) Borrower may borrow up to $500,000 subject to availability under the Committed Revolving Line, but not subject to the Borrowing Base ("Non-formula Borrowings"), which Non-Formula Borrowings shall be repaid in full on or before July 15, 2003.

               6. SECTION 13 OF THE REVOLVING LOAN DEFINITIONS, is hereby amended by amending the definition of "COMMITTED REVOLVING LINE" by deleting "$2,000,000" and substituting therefor "$3,000,000."

               7. SECTION 13 OF THE REVOLVING LOAN DEFINITIONS is hereby amended by amending the definition of "REVOLVING MATURITY DATE" by deleting "March 19, 2003" and substituting therefor "March 19, 2004."

4. WAIVER OF DEFAULTS. The Bank hereby waives and releases the Borrower from any and all defaults under the Financing Agreements existing prior to the date hereof.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. PAYMENT OF EXPENSES. Borrower shall pay to Bank all fees and expenses incurred in negotiating and drafting this Loan Modification Agreement and a loan modification fee of $24,000.

7. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement, shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.



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9. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon (i) execution by Borrower of this Loan Modification Agreement; and (ii) payment by Borrower of all fees and expenses required under this Agreement.


                           [Signature Pages To Follow]

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                              SILICON VALLEY BANK

                       PROFORMA INVOICE FOR LOAN CHARGES


BORROWER:          Stereotaxis, Inc.

LOAN OFFICER:      Daniel Wallace

DATE:              April 17, 2003

                   Facility Fee                $24,000.00
                   Legal Fees

                   TOTAL FEE DUE                        $


Please indicate the method of payment:

     [ ]  A check for the total amount is attached.

     [X]  Debit DDA #501569370 for the total amount.

     [ ]  Loan proceeds


Borrower Stereotaxis, Inc.

    /s/ Nicola Young
By: --------------------------
    (Authorized Signer)


/s/ Daniel Wallace
------------------------------
Silicon Valley Bank   (Date)
Accountant Officer's Signature

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          This Loan Modification Agreement is executed as of the date first written above.



BORROWER:                                       BANK:

STEREOTAXIS, INC.                               SILICON VALLEY BANK



By:    /s/ Nicola Young                         By:    /s/ Daniel Wallace
       -------------------------                       ------------------------

Name:  Nicola Young                             Name:  Daniel Wallace
       -------------------------                       ------------------------

Title: CFO                                      Title: Vice President
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